  EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

RIVULET MEDIA, INC.

Rivulet Media, Inc.
1206 E. Warner Rd, Suite 101-I
Gilbert, Arizona 85296
Attn: Michael Witherill

Re: Purchase of Rivulet Media, Inc. Series A Convertible Promissory Notes

Gentlemen:

The undersigned (“Purchaser”) hereby subscribes to purchase the amount of Series A convertible promissory notes (“Notes”) of Rivulet Media, Inc., a Delaware corporation (the “Company”), set forth on the signature page hereof, with a minimum investment of $25,000. The Notes are convertible into shares of common stock of the Company (“Shares”) at the option of the Purchaser at a conversion price of $0.40 per Share and, should the closing price of the Shares as reflected on the OTC Market reach $0.60 or higher, shall automatically convert into the number of Shares that results by dividing the outstanding principal amount and all accrued but unpaid interest by $0.40. This subscription may be rejected by the Company in its sole discretion.

Such purchase of Notes is subject to the terms and conditions set forth in this Subscription Agreement.

1.           Purchase. Subject to the terms and conditions hereof, Purchaser hereby irrevocably agrees to purchase the amount of Notes set forth on the signature page hereof and tenders herewith the consideration set forth on the signature page hereof. Payment in full by cash, certified check, or wire transfer accompanies the delivery of this Subscription Agreement.

2.           Representations and Warranties. Purchaser hereby makes the following representations and warranties to the Company and Purchaser agrees to indemnify, hold harmless, and pay all judgments of and claims against the Company from any liability or injury, including, but not limited to, that arising under federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties not performed by Purchaser.

(a)           Purchaser is the sole and true party in interest and is not purchasing for the benefit of any other person.

(b)           Purchaser has read, analyzed, and is familiar with the information set forth in the Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and attached hereto as Exhibit A (the “Form 10-K”) and in the Company’s other reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to the Risk Factors contained therein; the additional risk factors attached hereto as Exhibit B (the “Additional Risk Factors”); its own independent investigation of the Company’s books, records, and documents; this Subscription Agreement, and the Investor Suitability Questionnaire and has retained copies of all such documents. Purchaser has had an opportunity to discuss the business plans of the Company with Company management and has had an opportunity to ask questions and received satisfactory responses from management with respect to the Company.

(c)           Purchaser has read, analyzed, and is familiar with the section of this Subscription Agreement entitled “Investor Suitability Questionnaire” and Purchaser hereby warrants that Purchaser either [CHECK ALL THAT APPLY]:

☐           is an Accredited Investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and all liabilities necessary to make a verification of net worth have been disclosed to the person completing the Accredited Investor Verification, if any;

☐           alone or with a purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

☐           is not a “U.S. person” as that term is defined under Regulation S promulgated under the 1933 Act.

(d)           Purchaser understands that all books, records, and documents of the Company relating to this investment have been and remain available for inspection by Purchaser upon reasonable notice. Purchaser confirms that all documents requested by Purchaser have been made available, and that Purchaser has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to purchase the Notes, Purchaser has relied exclusively upon information provided in the Form 10-K and in the Company’s other reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to the Risk Factors contained therein, the Additional Risk Factors, and its own independent investigation of the Company’s books, records, and documents.

(e)           Purchaser is aware that an investment in the Notes is highly speculative and subject to substantial risks, including those risks set forth in the Risk Factors contained in the Form 10-K and the Company’s other reports filed with the SEC pursuant to the Securities Exchange Act of 1934 and the Additional Risk Factors. Purchaser is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of the complete loss of all funds invested, the loss of any anticipated tax benefits, the lack of a public market, the unavailability of redemption for the Shares, and limited transferability of the Notes and Shares that may make the liquidation of this investment impossible for the indefinite future.

(f)           The offer to sell the Notes was directly communicated to Purchaser by the Company, or through a person acting on its behalf, in such a manner that Purchaser was able to ask questions of and receive answers from the Company concerning the terms and conditions of this transaction. At no time was Purchaser presented with or solicited by or through any article, notice, or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio, or other broadcast or transmittal advertisement or any other form of general advertising.

(g)           Purchaser, if a corporation, partnership, trust, or other entity, is authorized and duly empowered to purchase and hold the Notes and, following conversion, the Shares, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of purchasing the Notes.

(h)           The Notes are being purchased solely for Purchaser’s own account for investment and are not being purchased with a view to the resale, distribution, subdivision, or fractionalization thereof.

(i)           Purchaser understands that the Notes have not been registered under the Act or any state securities laws in reliance upon exemptions from registration for non-public offerings. Purchaser understands that the Notes or any interest therein may not be, and agrees that the Notes or any interest therein, will not be, resold or otherwise disposed of by Purchaser unless the Notes are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available.

(j)           Purchaser has been informed of and understands the following:

(1)           There are substantial restrictions on the transferability of the Notes and Shares under the Act; and

(2)           No federal or state agency has made any finding or determination as to the fairness of the Notes for public investment nor any recommendation or endorsement of the Notes.

(k)           None of the following information has ever been represented, guaranteed, or warranted to Purchaser expressly or by implication, by any broker, the Company, or agents or employees of the foregoing, or by any other person:

(1)           The approximate or exact length of time that Purchaser will be required to hold the Notes;

(2)           The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Notes; or

(3)           That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the purchase of the Notes.

(l)           The information set forth in the Investor Suitability Questionnaire and executed by Purchaser is true, correct and complete.

(m)           Purchaser has not distributed this Subscription Agreement to anyone, no other person has used the Subscription Agreement, and Purchaser has made no copies of the Subscription Agreement.

(n)           Purchaser hereby agrees to indemnify the Company, its officers, its directors, persons who participated in the preparation of this Subscription Agreement, and any person participating in the offering and hold them harmless from and against any and all liability, damage, cost (including legal fees and court costs) and expense incurred on account of or arising out of:

(1)           Any inaccuracy in the declarations, representations, and warranties set forth herein;

(2)           The disposition of any of the Notes by Purchaser contrary to the foregoing declarations, representations, and warranties; and

(3)           Any action, suit, or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; (ii) the disposition of any of the Notes; or (iii) the breach by Purchaser of any part of this Subscription Agreement.

(o)           If Purchaser is a corporation, partnership, limited liability company, trust, or other entity and the Purchaser is not an employee benefit plan as defined under ERISA (an “Employee Benefit Plan”), “Benefit Plan Investors,” as that term is defined in the regulations promulgated under ERISA, own less than twenty-five percent (25%) of the value of each class of equity interests in the Purchaser (excluding from the computation interests of any individual or entity with discretionary authority or control over the assets of the Purchaser). If Purchaser is such an entity and at any time twenty-five percent (25%) or more of such value is or comes to be held by Benefit Plan Investors (a “25% Purchaser”), Purchaser shall immediately notify the Company in writing that Purchaser has become a 25% Purchaser. If Purchaser is or becomes a 25% Purchaser or an Employee Benefit Plan, Purchaser understands and agrees that (i) its subscription may be reduced by the Company (in any manner that the Company considers appropriate) to an amount that, when aggregated with all other Benefit Plan Investor participation in the Company, such participation in the Company is less than twenty-five percent (25%), and (ii) notwithstanding anything in this Agreement or in the Company Agreement to the contrary, the Company shall have the right to require Purchaser to withdraw any or all of its investment at any time or from time to time, if in the exclusive discretion of the Company, such withdrawal is advisable to limit participation by Benefit Plan Investors in the Company to less than twenty-five percent (25%). If Purchaser is an Employee Benefit Plan or a 25% Purchaser, the person signing this Agreement on behalf of Purchaser also makes the representations and warranties attached hereto.

(p)           If Purchaser is a qualified plan (including a Keogh plan or an Individual Retirement Account) or is otherwise a Benefit Plan Investor, to the best of Purchaser’s knowledge, neither the Company nor any affiliate (i) has investment discretion with respect to the assets being used to purchase the Notes, (ii) regularly gives individualized investment advice which serves as the primary basis for the investment decisions made with respect to such assets, or (iii) is otherwise a fiduciary with respect to such assets.

(q)           Either (i) no part of the assets to be used to purchase the Notes constitutes assets of any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA or Section 4975 of the Code, or (ii) part of the assets to be used to purchase the Notes constitutes assets of one or more employee benefit plans subject to Title I of ERISA or Section 4975 of the Code and such purchase is eligible for coverage under one or more statutory or administrative exemptions from the prohibited transaction rules of ERISA and the Code.

(r)           Neither Purchaser nor, to its knowledge after making due inquiry, any person or entity controlled by Purchaser, or if Purchaser is other than a natural person, any person or entity controlled by, controlling or under common control with Purchaser nor any person having a beneficial interest in Purchaser:

(1)           is a person or entity listed in Executive Order No. 13224 (September 23, 2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Order”), or if Purchaser is other than a natural person, is a person or entity listed in the Annex to Section 1(b), (c) or (d) of the Executive Order;

(2)           is named on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) maintained by the U.S. Office of Foreign Asset Control (“OFAC”), Department of the Treasury, and/or on any other similar list (“Other Lists”) maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”);

(3)           is a “Designated National” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 (“Cuban Designated Nationals”) (the SDN List, the Other Lists and Cuban Designated Nationals are referred to in this Agreement, collectively, as the “Lists”);

(4)           is a foreign shell bank or is otherwise a bank with no physical presence in any country, e.g., no place of business at a fixed address in a country in which it is authorized to do business with full time employees and records and which is subject to inspection by its licensing authority; or

(5)           is (i) a current or former senior official in the executive, legislative, administrative, military, or judicial branch of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned commercial enterprise, (ii) a corporation, business or other entity that has been formed by, or for the benefit of, any such individual (iii) an immediate family member of any such individual, or (iv) a person who is widely and publicly known (or is actually known by Purchaser) to maintain a close personal relationship with any such individual (collectively, an “SFPF”).

(s)           Neither Purchaser nor, to its knowledge after making due inquiry, any holder of a beneficial interest in it (i) is under investigation by any governmental authority for, or has been charged with or convicted of, money laundering (18 U.S.C. §§ 1956 and 1957), drug trafficking, terrorist-related activities, or other money laundering predicate crimes or a violation of the Bank Secrecy Bank (“BSA”) laws (31 U.S.C. § 5311 et seq.) and regulations, (ii) has been assessed civil penalties under these or related laws, or (iii) has had its funds seized or forfeited in an action under these or related laws.

(t)           The funds invested by Purchaser in the Notes are derived from legal sources. If Purchaser is other than a natural person, Purchaser has taken, and will continue to take, reasonable measures appropriate to the circumstances, with respect to each of its stockholders, members, partners or other investors (collectively, “Entity Investors”) in Purchaser, to assure that funds invested in it by such Entity Investors are derived from legal sources and that these measures will be in accordance with all applicable BSA laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18 U.S.C. §§ 1956 and 1957) (collectively, “Anti-Money Laundering Laws”).

(u)           If Purchaser is a financial institution or financial intermediary, Purchaser has taken, and will continue to take, reasonable steps, consistent with industry practice for comparable organizations and in any event as required by law, to ensure that it is and shall be in compliance with all current and future Anti-Money Laundering Laws, and laws, regulations, and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

(v)           Purchaser agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering and anti-terrorist laws and regulations and OFAC Laws and Regulations. Purchaser consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about Purchaser that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering and anti-terrorist laws and regulations and OFAC Laws and Regulations.

(w)           If Purchaser is a financial institution or financial intermediary, Purchaser agrees to adopt and maintain adequate policies, procedures and controls to ensure that it is, and that each holder of any beneficial interest in it is, in compliance with all OFAC Laws and Regulations, Executive Orders and related government guidance (such OFAC policies, procedures and controls are collectively referred to as “Purchaser OFAC Policies”). Purchaser further agrees to make its Purchaser OFAC Policies and the respective policies, procedures and controls for persons or entities becoming and being Entity Investors in Purchaser (such policies, procedures and controls are collectively referred to as “Entity Investor OFAC Policies”), together with the information collected thereby concerning Purchaser and such Entity Investors, available to the Company for its review and inspection from time to time during normal business hours and upon reasonable prior notice, and Purchaser agrees to deliver copies of the same to the Company from time to time upon request. The Company will keep Purchaser OFAC Policies and the Entity Investor OFAC Policies, and the information collected thereby, confidential subject to customary exceptions for legal process, auditors, regulators or as otherwise reasonably required by the Company for enforcement of its rights and/or in connection with reasonable business use for holding and dealing with its assets and investments.

(x)           If Purchaser is other than a natural person and if Purchaser OFAC Policies and the Entity Investor OFAC Policies referred to in subparagraph 5(w) above, and the measures referred to in subparagraph 5(w) above to assure that Purchaser’s and each Entity Investor’s funds are derived from legal sources, shall not provide, in the reasonable determination of the Company, adequate means to assure that persons or entities that are listed on any of the Lists, or that are designated persons under any of the Executive Orders, or whose funds are not derived from legal sources, are excluded from becoming or being Entity Investors in Purchaser, the Company shall notify Purchaser of its determination. If such policies, procedures and controls, as applicable, and such measures are not modified to the satisfaction of the Company within 30 days following notice to Purchaser of the Company’s determination, Purchaser acknowledges that the Company, in addition to all of their other rights and remedies, may declare that a breach of this Agreement exists with respect to Purchaser.

(y)           Purchaser acknowledges and agrees that if, following its investment in the Company, the Company reasonably believes that Purchaser has breached its representations and warranties or its agreements set forth in this Agreement, or a breach of this Agreement otherwise has been declared to exist with respect to Purchaser, the Company has the right or may be obligated to freeze the investment to prohibit additional investments, to segregate the assets constituting the investment in accordance with applicable OFAC Laws and Regulations, to decline any redemption requests, or to redeem Purchaser’s investment. Purchaser further acknowledges that it will have no claim against the Company, or any of its respective affiliates, officers, directors, shareholders, employees and agents for any form of damages as a result of any of the foregoing actions.

(z)           If Purchaser is other than a natural person, Purchaser shall require each person that proposes to acquire any interest in Purchaser to sign an agreement with such representations, warranties, and covenants substantially in the form of paragraph 2 of this Agreement and to deliver the same to Purchaser.

Purchaser agrees to notify the Company promptly if there is any change with respect to the representations provided in this paragraph 2. The foregoing representations and warranties of Purchaser are complete, true, and accurate as of the date of this Agreement and shall survive delivery of this Agreement to the Company for all purposes. If any of such representations and warranties shall not be true and accurate in any respect following the execution and delivery of this Agreement, Purchaser shall give prompt written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

3.           Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, and expenses (including, but not limited to, reasonable attorneys’ fees) which are incurred on account of or arising out of any of the items referred to in clauses (1) through (3) of Section 2(n).

4.
Restrictions on Transferability of Notes and Shares and Compliance with the Securities Act.

(a)           Restrictions on Transferability. Purchaser acknowledges that neither the Notes nor the Shares have been registered under the Act or any state blue sky laws, and that the transferability of an interest in the Notes or Shares is restricted by applicable federal and state securities laws.

(b)           Restrictive Legend. The certificate representing the Notes or Shares, if any, and any other securities issued in respect thereto upon any distribution, recapitalization, merger, consolidation or similar event, are expected (unless otherwise permitted by the provisions of this Section or by applicable law) to be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THE SECURITIES ARE REGISTERED UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

5.           Transferability of Subscription Agreement. Purchaser agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of Purchaser’s interest herein.

6.           Regulation D and Regulation S. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of Purchaser, is deemed to be a purchaser pursuant to Regulation D or Regulation S promulgated under the Act or otherwise, does hereby make and join in the making of all the covenants, representations, and warranties made by Purchaser.

7.           Acceptance. Execution and delivery of this Subscription Agreement and tender of the payment referenced in Section 1 above shall constitute Purchaser’s irrevocable offer to purchase the amount of Notes indicated, which offer may be accepted or rejected by the Company in its discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by the Company.

8.           Binding Agreement. Purchaser agrees that Purchaser may not cancel, terminate, or revoke this Subscription Agreement or any agreement Purchaser makes hereunder, and that this Subscription Agreement shall survive upon the death or disability of Purchaser and shall be binding upon and inure to the benefit of the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of Purchaser.

9.           Incorporation by Reference. The statement of the amount of Notes subscribed and related information set forth on the signature page are incorporated as integral terms of this Subscription Agreement.

10.         Notices. Notices and other communications under this Subscription Agreement shall be in writing and shall be deemed delivered when received or, if by U.S. mail, when deposited in a regularly maintained receptacle, by Certified First Class Mail, postage prepaid, addressed:

(a)           if to Purchaser, at the address shown on the signature page hereof unless the Purchaser has advised the Company, in writing, of a different address as to which notices shall be sent under this Subscription Agreement; and

(b)           if to the Company, at the address first above stated, to the attention of the CFO or to such other address or to the attention of other such officer, as the Company shall have furnished to Purchaser.

11.           Legal Counsel. Purchaser has had the opportunity to consider the terms of this Subscription Agreement with Purchaser’s legal counsel and has either obtained the advice of legal counsel in connection with Purchaser’s execution hereof or does hereby expressly waive its right to seek such legal counsel in connection with this transaction and furthermore has relied on its legal advisor to provide advice as to the tax consequences to Purchaser upon making the purchase.

12.           Miscellaneous. This Subscription Agreement and the documents and agreements referenced herein embody the entire agreement and understanding between the Company and the other parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. It is the intent of the parties hereto that all questions with respect to the construction and interpretation of this Subscription Agreement and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof that would call for the application of the substantive law of any jurisdiction other than the State of Delaware. Each of the parties hereto irrevocably and unconditionally agrees (i) to be subject to the jurisdiction of the courts of the State of Delaware, (ii) that service of process may be made on such party by prepaid certified mail with a validated proof of mailing receipt constituting evidence of valid service, and (iii) that service made pursuant to clause (ii) above shall have the same legal force and effect as if serviced upon such party personally within the State of Arizona. The headings in this Subscription Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

13.           Subscription Payments. All subscription payments should be made payable to “Rivulet Media, Inc.” in the amount of Notes purchased (minimum investment of $25,000). All funds received will be transferred into the Company’s checking account at any time following acceptance by the Company. We are offering the Notes until the earliest of (i) January 31, 2021; (ii) the date on which an aggregate of $1,000,000 of Notes have been sold; or (iii) termination by the Board of Directors of the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Purchaser has executed this Subscription Agreement on the date set forth on the signature page.

Purchaser desires to take title in the Notes as follows (check one):

______	(a)	Individual (one signature required on page 10);

______	(b)
Husband and Wife as community property (one signature is required on page 10 if interest is held in one name, i.e., managing spouse; two signatures are required on page 10 if interest is held in both names);

______	(c)	Joint Tenants with rights of survivorship (both parties must sign on page 10);

______	(d)	Tenants in Common (both parties must sign on page 10);

______	(e)	Trust (trustee(s) must sign on page 11);

______	(f)	Partnership or Limited Liability Company (general partners(s), manager(s), or authorized member(s) must sign on page 12);

______	(g)	Corporation (authorized officer must sign on page 14);

______	(h)	Employee Benefit Plan (authorized officer must sign on page 15);

______	(i)	Individual Retirement Account (authorized party must sign on page 15);

______	(j)	Keogh Plan (authorized party must sign on page 15);

______	(k)	Other Tax‑Exempt Entities (authorized parties must sign on page 15).

The exact name(s) under which title to the Notes is to be taken is as follows:

(Please print)

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR INDIVIDUAL PURCHASERS,
JOINT TENANTS, AND TENANTS IN COMMON

Dollar Amount of Notes Subscribed:	$
Investor #1	Investor #2

Signature	Signature

Social Security Number	Social Security Number

Print or Type Name	Print or Type Name

Residence Address	Residence Address

INDIVIDUAL ACKNOWLEDGMENT

State of _______________
)
) ss:
County of _____________
)

On this ___ day of ______________, 20__, ________________________ and ___________________________ personally appeared before me and swore to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same, and that the same is true to the best of his/her/their knowledge, information, and belief.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR TRUST PURCHASERS

Dollar Amount of Notes Subscribed: $ ____________________________________________________

Executed at ___________________________, ___________________________________________________

this ______________ day of ____________________________________________, ___________________ .

_________________________________________________________________________________________
Name of Trust (Please print or type)
__________________________________________________________________________________________
Name of Trustee (Please print or type)

Date Trust was formed: ______________________________________________________________________

By: ______________________________________________________________________________________
Trustee’s signature

Taxpayer Identification Number: _______________________________________________________________

Trustee’s Address: __________________________________________________________________________

Attention: _________________________________________________________________________________

ACKNOWLEDGMENT IF SUBSCRIBER IS A TRUST

STATE OF ____________
)
) ss:
COUNTY OF __________
)

On the ____ day of ___________________________, 20__ personally appeared before me, ___________________________, who being duly sworn did say that he/she is the trustee of the ___________________________, a trust, and that said instrument was signed in behalf of said trust by authority of the applicable trust instrument and he/she acknowledged to me that said trust executed the same.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR PARTNERSHIP AND LIMITED LIABILITY COMPANY PURCHASERS

Dollar Amount of Notes Subscribed:                     $ __________________________________________________

Executed at __________________________, _______________________________________________________

this ______________ day of ____________________________________________, _______________________ .

____________________________________________________________________________________________
Name of Partnership or Limited Liability Company (Please print or type)

By: _________________________________________________________________________________________
Signature of General Partner, Manager, or authorized Member

__________________________________________ (Print or Type Name)

By: _________________________________________________________________________________________
Signature of additional General Partner, Manager, or authorized Member (if required by Partnership
Agreement or Limited Liability Company Agreement)

__________________________________________ (Print or Type Name)

By: _________________________________________________________________________________________
Signature of additional General Partner, Manager, or authorized Member (if required by Partnership
Agreement or Limited Liability Company Agreement)

__________________________________________ (Print or Type Name)

Taxpayer Identification Number: __________________________________________________________________

Business Mailing Address: _______________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Attention: ____________________________________________________________________________________

ACKNOWLEDGMENT IF SUBSCRIBER IS A PARTNERSHIP
OR LIMITED LIABILITY COMPANY

STATE OF _____________
)
) ss:
COUNTY OF __________
)

On the___ day of ___________________________, 20__, personally appeared before me, ___________________________ and ___________________________ who being duly sworn (or affirmed) did say that he/she/they are the ___________________________ of the partnership/limited liability company that executed the within instrument and such instrument was signed by him/her/them on behalf of said partnership/limited liability company and acknowledged to me that said partnership/limited liability company executed the same.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

 SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR CORPORATE PURCHASERS

Dollar Amount of Notes Subscribed:                          $ _________________________________________________

Executed at_____________________________, ______________________________________________________

this ______________ day of ____________________________________________, _________________________ .

______________________________________________________________________________________________
Name of Corporation (Please print or type)

By: ___________________________________________________________________________________________
Signature of authorized agent

Title: _________________________________________________________________________________________

Taxpayer Identification Number: ___________________________________________________________________

Address of Principal Corporate Offices: ______________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

Mailing Address: _______________________________________________________________________________

(if different) ___________________________________________________________________________________

Attention: _____________________________________________________________________________________

ACKNOWLEDGMENT IF PURCHASER IS A CORPORATION

STATE OF _____________
)
) ss:
COUNTY OF ___________
)

On the _____ day of ___________________________, 20__, personally appeared before me, ___________________________ who being duly sworn (or affirmed) did say that he/she is the ___________________________ of ___________________________, and that said instrument was signed by him on behalf of said Corporation by authority of its bylaws (or of a resolution of its board of directors, as the case may be), and he/she acknowledged to me that said corporation executed the same.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE IF PURCHASER IS AN
EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT, KEOGH
PLAN, OR OTHER ENTITY

Dollar Amount of Notes Subscribed:                          $ _________________________________________________

Executed at ______________________________, ___________________________________________________

this ______________ day of ____________________________________________, ________________________ .

_____________________________________________________________________________________________
Name of Entity (Please print or type)

By: __________________________________________________________________________________________
Signature of authorized agent

____________________________________________________________________________________________
 Title
Taxpayer Identification Number: ___________________________________________________________________

Address of Principal Offices: ______________________________________________________________________

 _____________________________________________________________________________________________

Mailing Business Address: ________________________________________________________________________

______________________________________________________________________________________________

Attention: _____________________________________________________________________________________

ACKNOWLEDGMENT IF PURCHASER IS AN
EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT, KEOGH
PLAN OR OTHER ENTITY

STATE OF _____________
)
) ss:
COUNTY OF __________
)

On the _____ day of ___________________________, 20__, personally appeared before me, ___________________________ of ___________________________, and that said instrument was signed by him/her on behalf of said entity, and he/she acknowledged to me that said entity executed the same.

SEAL
Notary Public in and for Said County and State
My Commission expires: ___________________

Subscription accepted:

Rivulet Media, Inc.

By: _______________________________________________
Michael Witherill, President

RIVULET MEDIA, INC.

INVESTOR SUITABILITY QUESTIONNAIRE
______________________
ALL INFORMATION FURNISHED IN THIS
QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

Rivulet Media, Inc. (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws. Please complete, sign, date and return (facsimile or scan acceptable) one copy of this questionnaire as soon as possible to the Company.

Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal security laws.

NOTE: Individual investors should complete the questionnaire beginning with Part I on this page while non-individual investors such as corporations, partnerships, trusts and other entities should complete the questionnaire beginning with Part II on page 4.

I. INDIVIDUAL INVESTORS:

(Investors other than natural persons (for example, corporations, limited liability companies,

partnerships and trusts) should turn to Part II on page 4)

1.
Amount of Investment

Please indicate the amount of your proposed investment: __________________________________________________

2.
Personal

Name: __________________________________________________________________________________________
           (EXACT NAME UNDER WHICH TITLE TO NOTES SHOULD BE TAKEN)

Residence Address: ________________________________________________________________________________

City, State Zip: ____________________________________________________________________________________

Home Telephone: __________________________________________________________________________________

Home Facsimile: ___________________________________________________________________________________

Email Address: ____________________________________________________________________________________

Date of Birth: _____________________________________________________________________________________

3.
Business

Occupation: _______________________________________________________________________________________

Number of Years: ___________________________________________________________________________________

Present Employer: __________________________________________________________________________________

Position/Title: ______________________________________________________________________________________

Business Address: ___________________________________________________________________________________

City, State Zip:  _____________________________________________________________________________________

Business Telephone: __________________________________________________________________________________

Business Facsimile: __________________________________________________________________________________

4.
Residence Information

(a)
Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(b)
Are you registered to vote in, or do you have a driver’s license issued by, or do you maintain a residence in any other state? If yes, in which state(s)?

__________________________________________________________________________________________________

5.
Income

(a)
Do you reasonably expect either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

☐ Yes
☐ No

If no, please specify amount: _______________

(b)
What percentage of your income as shown above is anticipated to be derived from sources other than salary?

__________________________________________________________________________________________________

(c)
Was either your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

☐ Yes
☐ No

If no, please specify amount for:

Last Year: ________________

Year Before Last: ________________

6.
Net Worth

Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000? (Note that “net worth” includes all of the assets owned by you and your spouse in excess of total liabilities, excluding the fair market value of your principal residence from assets but including as a liability any debt on your principal residence that is in excess of the fair market value.)

☐ Yes
☐ No

If not, please specify amount: __________________

7.
Education

Please describe your educational background and degrees obtained, if any.

__________________________________________________________________________________________________

__________________________________________________________________________________________________

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8.
Affiliation

If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

9.
Business and Financial Experience

(a)
Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(b)
Are you purchasing the securities offered for your own account and for investment purposes only?

☐ Yes
☐ No

If no, please state for whom you are investing and/or the reason for investing.

__________________________________________________________________________________________________

__________________________________________________________________________________________________

10.
Financial Advisors

In evaluating this investment, will you use the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

Accountant: ______________________

________________________________

________________________________

Attorney: ________________________

________________________________

________________________________

Other: __________________________

________________________________

________________________________

PLEASE TURN TO PART III ON PAGE 6 AND SIGN AND DATE THIS QUESTIONNAIRE

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II. NON-INDIVIDUAL INVESTORS:*

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

*             If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

1.
Identification

Name: ____________________________________________________________________________________________
             (EXACT NAME UNDER WHICH TITLE TO NOTES SHOULD BE TAKEN)

Address of Principal Place of Business: __________________________________________________________________

City, State Zip: ______________________________________________________________________________________

Jurisdiction of Formation or Incorporation: ________________________________________________________________

Type of Entity (corporation, partnership, trust, etc.): _________________________________________________________

Contact Person: ______________________________________________________________________________________

Telephone Number: ___________________________________________________________________________________

Facsimile Number: ___________________________________________________________________________________

Internet Address: _____________________________________________________________________________________

Was entity formed for the purpose of this investment?

☐ Yes
No ☐

If the answer is YES, then ALL shareholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.

2.
Amount Of Investment

Please indicate the amount of your proposed investment: $_____________________________________________________

State the investing entity’s net worth at the time the securities will be purchased: $ _________________________________

3.
Business

Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

☐     a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐     private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

☐     a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐     an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

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☐     a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐     an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐     an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐     an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

☐     a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

☐     Other. Describe (and ALL shareholders, partners or other equity owners must answer Part I of this Questionnaire): ________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

4.
Investment Experience

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

[Signature Page Follows]

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III. SIGNATURE

The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ___________________, on _________________, 20__.

(Signature)

(Name)

(Title if signing on behalf of an entity)

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ADDITIONAL REPRESENTATIONS AND WARRANTIES OF
25% PERSONS AND EMPLOYEE BENEFIT PLANS

1.
If Purchaser is an Employee Benefit Plan, such person is either a named fiduciary of the Employee Benefit Plan (as defined in Section 402(a)(2) of ERISA) or an investment manager of the Employee Benefit Plan (as defined in Section 3(38) of ERISA) with full authority under the terms of the Employee Benefit Plan and full authority from all Employee Benefit Plan beneficiaries, if required, to cause the Employee Benefit Plan to invest in the Company. Such investment has been duly approved by all other named fiduciaries whose approval is required, if any, and is not prohibited or restricted by any provisions of the Employee Benefit Plan or of any related instrument.

2.
Such person has independently determined that the investment by the Employee Benefit Plan or 25% Purchaser in the Company satisfies all requirements of Section 404(a)(1) of ERISA, specifically including the “prudent man” standards of Section 404(a)(1)(B) and the “diversification” standard of Section 404(a)(1)(C), and will not be prohibited under any of the provisions of Section 406 of ERISA or Section 4975(c)(1) of the Code. Such person has requested and received all information from the Company that such person, after due inquiry, considered relevant to such determinations. In determining that the requirements of Section 404(a)(1) are satisfied, such person has taken into account the risk of a loss of the Employee Benefit Plan’s or 25% Purchaser’s investment and that an investment in the Company will be relatively illiquid, and funds so invested will not be readily available for the payment of employee benefits. Taking into account these factors, and all other factors relating to the Company, the undersigned has concluded that investment in the Company constitutes an appropriate part of the Employee Benefit Plan’s or 25% Purchaser’s overall investment program.

3.
Such person will notify the Company, in writing, of (A) any termination, merger or consolidation of the Employee Benefit Plan or the 25% Purchaser, (B) any amendment to any such Employee Benefit Plan or any related instrument that materially affects the authority of any named fiduciary or investment manager to authorize plan investments, and (C) any alteration in the identity of any named fiduciary or investment manager, including such person, who has the authority to approve plan investments.

4.
The Company and its affiliates do not render any investment advice on a regular basis pursuant to a mutual understanding, arrangement or agreement, written or otherwise, between the Employee Benefit Plan or any Employee Benefit Plan investing in the 25% Purchaser and any of such parties who will act in regard to the Company and none of such parties renders any investment advice to any such Employee Benefit Plan that furnishes a primary basis for investment decisions with respect to assets of any such Employee Benefit Plan.

5.
Purchaser agrees to notify the Company within thirty (30) days if any of the foregoing representations are no longer true. If the Company or any officer, director, employee or agent of the Company is ever held to be a fiduciary, it is agreed that, in accordance with Sections 405(b)(1), 405(c)(2), and 405(d) of ERISA, the fiduciary responsibilities of that person shall be limited to such person’s duties in administering the business of the Company, and such person shall not be responsible for any other duties with respect to any Employee Benefit Plan or any Employee Benefit Plan investing in the 25% Purchaser (specifically including evaluating the initial or continued appropriateness of any such Employee Benefit Plan’s investment in the Company under Section 404(a)(1) of ERISA).

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EXHIBIT A
Form 10-K

Text of exhibit omitted.

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EXHIBIT B
Additional Risk Factors

The Company needs to raise additional capital to repay the Notes as scheduled. Currently, the Company does not have sufficient funds to repay the Notes as scheduled and will need to raise additional capital in order to repay the Notes. If the Company in unable raise the needed additional capital, we will be unable to repay some or all of the Notes and you could lose your entire investment.

Tax consequences not determined. The Company has not sought a tax opinion as to the impact on converting to the Shares at a conversion price below the market price of the Shares. No independent arms’ length valuation was sought and so the value of the additional services being provided for the Shares and the tax ramification of receipt of those Shares have not been determined. Therefore, Purchaser must rely on his own tax counsel to determine the tax consequence of this investment.

There is no minimum and escrow of funds. There is no requirement that we raise any minimum amount of funds in this Offering. There will be no escrow of funds received from investors. We can use all proceeds raised immediately. We will seek to raise any additional needed capital through other private offerings of equity and debt securities, collaborative arrangements, strategic alliances, and equity and debt financings or from other sources. We may be unable to raise any needed additional capital on commercially acceptable terms, if at all, and if we raise capital through additional equity financing, existing stockholders, including purchasers of Notes, may have their ownership interests diluted.

There is substantial influence by existing stockholders. Our CEO and President will be able to effectively control matters requiring the approval by stockholders of the Company, even if the Offering is fully subscribed. This concentration of ownership by management may also have the effect of delaying or preventing a change in control of the Company.

There is a risk of substantial dilution from future offerings, acquisitions, and conversions of debt to equity. Investors should be aware that management of the Company has determined that additional funds may be raised through an additional private offering. If a future offering is on terms more favorable than this Offering, purchasers will experience dilution and may be in a junior position to those who hold either debt or preferred equity. Also, future creditors who convert their debt to equity will dilute investors and planned acquisitions will also dilute investors.

This is a private offering with no regulatory agency review. The Company has not registered this Offering under the Securities Act of 1933 (“1933 Act”), as amended, in reliance on the exemptive provisions of Section 4(2) of the 1933 Act and Regulation D promulgated by the SEC. The Company also has relied on apparently available exemptions from securities qualification requirements under applicable state securities laws. There can be no assurance that the Offering currently qualifies or will continue to qualify under one or more of such exemptive provisions due to, among other things, the adequacy of disclosure and the manner of distribution, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If, and to the extent that, claims or suits for rescission are brought and successfully concluded for failure to register this Offering or other offerings or for acts or omissions constituting offenses under the 1933 Act or applicable state securities laws, the Company could suffer material adverse effects, jeopardizing its ability to operate, even if the Company ultimately prevails in its defense.

There are substantial restrictions on transfer of the Notes and, following conversion, the Shares. Investors should be fully aware of the long-term nature of their investment in the Company. Each investor will be required to represent that it is purchasing the Notes for its own account, for investment purposes and not with a view toward resale or distribution of any Notes or Shares. The Notes and, following conversion, the Shares are not readily transferable and any transfer must comply with federal and state securities laws. Any certificates evidencing the Shares will bear a legend indicating that their transferability is restricted.

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Our use of proceeds is not detailed. Use of proceeds from this Offering will vary solely at the discretion of management. Prospective investors must rely on the ability of the Company to identify and make business decisions consistent with the Company’s objectives. Investors will not have the opportunity to personally evaluate the relevant economic, financial, and other information which will be utilized by the Company’s management in deciding how and when to spend the proceeds from the sale of the Notes.

The offering price was determined arbitrarily. The conversion price of the Shares was arbitrarily determined by the Board of Directors and may bear no relationship to the assets, book value, earning potential or net worth of the Company, or be based on any recognized criteria of value or formula. No independent opinion on or review of the fairness of the terms under which the Shares are being offered has been obtained. Prospective investors must rely on the disclosures set forth in the Form 10-K and these Risk Factors, and on their own business and investment experience as the basis for their decision to purchase the Notes.

We have agreed to indemnify our officers and directors. The Company’s Certificate of Incorporation provides to directors and officers indemnification to the full extent provided by law, and provides that, to the extent permitted by Delaware law, a director will not be personally liable for monetary damages to the Company or its stockholders for breach of his or her fiduciary duty as a director, except for liability for certain actions that may not be limited under Delaware law. These indemnification provisions may limit the ability of stockholders to seek recourse against our officers and directors.

Lack of separate counsel. Legal counsel for the Company does not represent the interests of the investors in connection with any offering of Notes or Shares and such counsel disclaims any fiduciary or attorney-client relationship with the investors. The Company has been represented by Gallagher & Kennedy, P.A. solely with respect to securities matters. No independent legal due diligence has been conducted by the Company on behalf of any investors with respect to this Offering. Investors are encouraged to engage independent legal counsel at their expense to advise them with respect to this Offering and review of any information provided by the Company.

There is a limited trading market for the Shares. Although our stock is publicly traded, the trading market is limited. As a result, any broker/dealer that makes a market in our stock or other person that buys or sells our stock could have a significant influence over its price at any given time. We cannot assure our stockholders that a market for our stock will be sustained.

Our reporting obligations as a public company are costly. Operating a public company involves substantial costs to comply with reporting obligations under federal securities laws which are continuing to increase as provisions of the Sarbanes Oxley-Act of 2002 (“Sarbanes-Oxley Act”) are implemented. We may not reach sufficient size to justify our public reporting status. If we were forced to become a private company, then our stockholders may lose their ability to sell their shares and there would be substantial costs associated with becoming a private company.

Our Shares are likely to be “penny stock.” In general, “penny stock” includes securities of companies which are not listed on the principal stock exchanges and have a bid price in the market of less than $5.00; and companies with net tangible assets of less than $2 million ($5 million if the issuer has been in continuous operation for less than three years), or which has recorded revenues of less than $6 million in the last three years. As it will likely be “penny stock” if listed, our stock therefore may be subject to the Rule 15g-9 promulgated under the 1934 Act, which imposes additional sales practice requirements on broker-dealers which sell such securities to persons other than established customers and “accredited investors”. For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. Consequently, this rule may adversely affect the ability of broker-dealers to sell our stock, and therefore may adversely affect our stockholders’ ability to sell the stock in the public market.

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Resale of our Shares will be restricted even though we are a public company. The securities to be issued will be “restricted securities,” as that term is defined in Rule 144 promulgated under the 1933 Act, and may not be sold or transferred without an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company. These amendments may reduce the ability of the Company’s stockholders to sell any shares held in the Company.

The requirements of being a public company may strain our resources, divert management’s attention and affect our ability to attract and retain qualified board stockholders. As a public company, we are subject to the reporting requirements of the 1934 Act, the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protections Act, the listing requirements of our exchange or other market listing our Shares, and other applicable securities rules and regulations. Compliance with these rules and regulations increases our legal and financial compliance costs, makes some activities more difficult, time-consuming or costly and increase demand on our systems and resources. The 1934 Act requires, among other things, that we file annual, quarterly and current reports with respect to our business and operating results. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain and, if required, improve our disclosure controls and procedures and internal control over financial reporting to meet this standard, significant resources and management oversight may be required. As a result, management’s attention may be diverted from other business concerns, which could harm our business and operating results. We may need to hire more employees in the future to meet these requirements, which will increase our costs and expenses.

In addition, changing laws, regulations and standards relating to corporate governance and public disclosure are creating uncertainty for public companies, increasing legal and financial compliance costs and making some activities more time consuming. These laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If our efforts to comply with new laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

We also expect that being a public company and these new rules and regulations will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified stockholders of our board of directors, particularly to serve any committees, and qualified executive officers.

As a result of disclosure of information in filings required of a public company, our business and financial condition will become more visible, which we believe may result in threatened or actual litigation, including by competitors and other third parties. If such claims are successful, our business and operating results could be harmed, and even if the claims do not result in litigation or are resolved in our favor, these claims, and the time and resources necessary to resolve them, could divert the resources of our management and harm our business and operating results.

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